Derivatives and Hedging Activities Derivatives and Hedging Activities	12 Months Ended
Sep. 30, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging Activities
DERIVATIVES AND HEDGING ACTIVITIES

The Bank periodically enters into certain interest rate swap agreements in order to provide commercial loan customers the ability to convert their obligations from variable to fixed interest rates. Under these agreements, the Bank enters into a variable-rate loan agreement with a customer in addition to a swap agreement, and then enters into a corresponding swap agreement with a third party in order to offset its exposure on the customer swap agreement. As the interest rate swap agreements with the customers and third parties are not designated as hedges under FASB ASC 815, Derivatives and Hedging, the instruments are marked to market in earnings.
The Bank has also entered into forward-starting interest rate swaps to convert future short-term borrowings to fixed rate payments. The primary purpose of this hedge is to mitigate interest rate risk. More specifically, to mitigate the interest rate risk of rising LIBOR rates which are a benchmark for the short term borrowings. These interest rate swaps qualify as cash flow hedging instruments under FASB ASC 815 which provides for matching of the recognition of gains and losses of the interest rate swaps and the hedged items. The hedged item is the LIBOR portion of the series of future short-term fixed rate borrowings over the term of the interest rate swap. Prior to the starting date, the change in the fair value of the interest rate swap will be recorded in Other Comprehensive Income. The Bank has also entered into an interest rate swap to hedge a commercial loan. This interest rate swap qualifies as a fair value hedging instrument under FASB ASC 815 which provides for matching of the recognition of gains and losses of the interest rate swap and the hedged item. The hedged item is the commercial loan.
The notional amount of open interest rate swap agreements at September 30, 2015 was $894,231,000. This included $439,416,000 in interest rate swaps in the customer derivatives program. There was no net impact on income due to changes in fair value for the 12 months ended September 30, 2015 for these interest rate swaps as the changes in value for the asset swap and the liability swap offset each other. The fee income related to these swaps was $1,939,598 for 2015 and $920,705 for 2014. This amount is included in miscellaneous loan fees. Additionally, the Bank had $400,000,000 in forward starting interest rate swaps to hedge future borrowing rates. Their impact on other comprehensive income as of September 30, 2015 was a loss of $9,205,790. The Bank also had $54,815,000 in an interest rate swap related to a commercial loan hedge. The bank has pledged a security with $59,000,000 in par value as collateral with its counterparty to these derivative transactions.
The following table presents the fair value and balance sheet classification of derivatives at September 30, 2015 and September 30, 2014:

	Asset Derivatives				Liability Derivatives
	September 30, 2015		September 30, 2014		September 30, 2015		September 30, 2014
(In thousands)	Balance Sheet	Fair Value	Balance Sheet	Fair Value	Balance Sheet	Fair Value	Balance Sheet	Fair Value
Client derivatives	Other assets	$11,879	Other assets	$2,611	Other liabilities	$11,879	Other liabilities	$2,611
Commercial loan hedge	Other assets	—	Other assets	—	Other liabilities	966	Other liabilities	—
Long term borrowing hedge	Other assets	—	Other assets	—	Other liabilities	14,555	Other liabilities	268
		$11,879		$2,611		$27,400		$2,879

Derivatives at fair value are priced using model pricing based on their relationship to other benchmark quoted prices as provided by an independent third party and under the provisions of FASB ASC 820, Fair Value Measurement, are considered a Level 2 input method.